As filed with the U.S. Securities and Exchange Commission on August 8, 2019

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22593

The Cushing Energy Income Fund

(Exact name of registrant as specified in charter)

300 Crescent Court, Suite 1700

Dallas, TX 75201

(Address of principal executive offices) (Zip code)

Jerry V. Swank

300 Crescent Court, Suite 1700

Dallas, TX 75201

(Name and address of agent for service)

214-692-6334

Registrant’s telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2019

Updated July 14, 2017

Item 1. Reports to Stockholders.

Semi-Annual Report

May 31, 2019

THE CUSHING® ENERGY INCOME FUND

Beginning on January 1, 2021 as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from the Fund by calling 800-236-4424 or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Fund, calling 800-236-4424 to let the Fund know of your request. Your election to receive in paper will apply to all funds held in your account.

Investment Adviser Cushing® Asset Management, LP 300 Crescent Court Suite 1700 Dallas, TX 75201 (214) 692-6334 (888)-777-2346 www.cushingcef.com www.cushingasset.com

The Cushing® Energy Income Fund

Shareholder Letter

Dear Fellow Shareholder,

The Cushing® Energy Income Fund (the “Fund”) generated a negative return for shareholders for the first half of the Fund’s fiscal year, which ended May 31, 2019 (the “period”). For the period, the Fund delivered a Net Asset Value Total Return (equal to the change in net asset value (“NAV”) per share plus reinvested cash distributions paid during the period) of -7.62%, versus total returns of 0.74% for the S&P 500® Index (Total Return) (“S&P 500”) and -9.45% for the Energy Select Sector Index, which is a sub-index of the S&P 500 comprised of energy stocks. The Fund’s Share Price Total Return (equal to the change in market price per share plus reinvested cash distributions paid during the period) was -7.13% for the period and differs from the Net Asset Value Total Return due to fluctuations in the discount of share price to NAV. The Fund’s shares traded at a 16.6% discount to NAV as of the end of the period, compared to a 17.1% discount at the end of the last fiscal year and a 13.8% discount at May 31, 2018.

Market Review

The first half of the fiscal year was a tough period for energy stocks. For the period, the price of West Texas Intermediate (“WTI”) crude oil rose by about 5%, the broader stock market, as measured by performance of the S&P 500, was modestly positive, and yet energy equities, as measured by performance of the Energy Select Sector Index, were down by nearly 10%. Furthermore, there was a clear preference for the largest, best capitalized companies in the industry; the S&P Oil & Gas Exploration & Production Select Industry Index, which captures many small- and medium-sized oil and gas producers, was down by over 20% for the period.

Crude oil fundamentals were mixed during the period with several adverse headlines and price volatility. There were legitimate demand concerns given evidence of a slowing economy as well as more oil-specific issues like inventories and production. However, we think the minor demand forecast revisions through the first half of the fiscal year from the major reporting agencies (International Energy Agency (“IEA”), Energy Information Administration (“EIA”), and Organization of the Petroleum Exporting Countries (“OPEC”)) are hardly cause for alarm as revised figures remain in line with 2018 actual demand growth.

On the supply side of the ledger, U.S. crude oil supplies were at normal levels for much of the period, but grew counter-seasonally in May, putting pressure on crude oil prices as the fiscal first half came to an end. Inventories typically dwindle in the spring as refineries ramp up activity ahead of the summer driving season. The unexpected build is attributable to a rainy spring that led to unplanned refinery outages. Further compounding supply-side worries was the continued growth in US shale oil. The IEA forecasted US production growth of about 1.7mm barrels/day in 20191. However, we think the IEA’s forecast will prove high as 2019 unfolds; the EIA’s reporting of actual production ran well behind IEA forecast in the first half. For example, weekly EIA data for calendar 2019 showed year-to-date growth of just 0.7mm b/d and EIA’s further-refined monthly data imply an even smaller increase2. This is consistent with a rig count that has fallen by about 100 rigs since the start of 20193.

Between the end of last fiscal year and the end of the period, natural gas prices were literally cut in half. They rallied late last fiscal year on an early onset of winter weather, but like other natural gas

[1]	IEA’s Oil Market Report, May 2019
[2]	EIA’s Weekly Petroleum Status Report, May 31, 2019 and EIA’s Crude Oil Production, June 28, 2019
[3]	Baker Hughes Rotary Rig Count data, May 2019

rallies in the last five years, proved to be short-lived as the reality of abundant production squashed any hope of a structurally better supply-demand balance. The shares of most gas-levered E&P companies fared poorly as a result.

The Fund’s performance relative to the Energy Select Sector Index was positive, which can be attributed to the Fund’s focus on integrated oil and gas companies, large cap exploration and production (“E&P”) companies, and oil & gas mineral owners within the energy space.

The Fund’s relative performance to the S&P 500 was negative for most of the period and energy’s weighting in the index fell to its lowest level in over 20 years. The Fund’s performance can — and often does — diverge from the performance of the S&P 500 because it represents just one of eleven sectors in the broader index.

Fund Performance

The individual investments that contributed the most to the Fund’s first half performance were Anadarko Petroleum Corp. (NYSE: APC), Royal Dutch Shell plc (NYSE: RDS/A), and ONEOK, Inc. (NYSE: OKE). Anadarko was the target of competing acquisition offers from Chevron Corp. (NYSE: CVX) and Occidental Petroleum Corp. (NYSE: OXY), and at the end of the period was set to be acquired by the latter. Shell’s and ONEOK’s performances benefited from first quarter results that were well above consensus expectations; ONEOK had the added benefit of being a c-corp midstream operator (as opposed to a master limited partnership) in a period that rewarded these types of businesses.

The largest detractors from the Fund’s performance were investments in Occidental Petroleum, Encana Corp. (NYSE: ECA), and Concho Resources, Inc. (NYSE: CXO). Occidental’s share price fell with news of its acquisition offer for Anadarko. Encana and Concho share prices fell to levels not seen since early 2016 — when crude oil was below $40/barrel — despite an increase in oil prices during the period. E&P stocks in general suffered during the period as many companies in the industry spent a disproportionately large part of their annual capital budgets in the first quarter, leaving investors worried about a spending increase and reduction in free cash flow.

In the first half of the fiscal year, we used the combination of high natural gas prices and inexpensive valuations to adjust the Fund’s portfolio allocation, specifically by reducing the Fund’s exposure to gas-levered E&P companies and adding larger, high quality crude oil-levered companies. Specifically, the Fund sold or reduced exposure in Antero Resources (NYSE: AR), Cabot Oil & Gas Corp. (NYSE: COG), and EQT Corp. (NYSE: EQT) to reduce natural gas leverage. The Fund also trimmed positions in Royal Dutch Shell, Pioneer Natural Resources Company (NYSE: PXD), Suncor Energy, Inc. (NYSE: SU), and GasLog Partners, LP (NYSE: GLOP). The Fund initiated or grew existing positions in Canadian Natural Resources Ltd (NYSE: CNQ), ConocoPhillips (NYSE: COP), Encana, Equinor ASA (NYSE: EQNR), Diamondback Energy Inc (NASDAQ: FANG), Kimbell Royalty Partners, LP (NYSE: KRP), WPX Energy, Inc. (NYSE: WPX), and Cimarex Energy Co. (NYSE: XEC).

Leverage

The Fund employs leverage for additional income and total return potential. We seek to maintain a leverage ratio of between 120% and 130% during normal market conditions. At the end of the period, the Fund had a leverage ratio of about 120%, in line with 119% at the end of the last fiscal year. As the prices of the Fund’s investments increase or decline, there is a risk that the impact to the Fund’s NAV and total return will be negatively impacted by leverage, but the Fund’s use of leverage is intended to have a positive impact over the longer term.

Outlook

We believe the outlook for crude oil prices should become clearer and more supportive over the coming months. Domestic crude oil inventory issues are projected to abate over the next two calendar quarters as refineries return from unplanned downtime; at the same time domestic production growth has started to slow. Internationally, OECD inventories are well below the elevated 2016 and 2017 levels associated with lower crude oil prices. The OPEC pact with Russia and other producing nations that began curtailing production in early 2017 has been efficacious and the collective’s stated goal is to draw down inventories even further.

Regarding natural gas prices, an early onset of winter and colder temperatures led to price spikes, but ultimately a massive year-over-year increase in production pushed prices back to three-year lows as of the end of the period. The ease at which natural gas supply can be added when prices go over $3, despite cooperative weather and higher exports, leads us to conclude that natural gas prices will likely be range-bound for the foreseeable future, and that there is no structurally better environment in the near-term.

We find the performance of energy equities so far this fiscal year a little vexing. Returns and balance sheet measures for many companies are back to where they were in the 2010-2014 period, when oil was $100 / barrel, so companies are clearly more efficient and better capitalized. Most producers have transitioned to a free cash flow model instead of one that requires new debt or equity. Furthermore, valuations are at historically cheap levels and a lot of companies have committed to either dividends or share buybacks as a way to reward shareholders and signal confidence. To put it succinctly, many industry players have grown up and become structurally better companies. We think this adds up to a “value on sale” atmosphere, but acknowledge that there clearly remains a lot of mistrust between investors and E&P management teams following the 2015-2017 period; we think investors ultimately want to see more results under the new “capital discipline” model focused on returns and free cash flow generation before they truly believe it and invest in it.

In summary, we think an improving crude oil outlook will keep a floor on prices and validate the idea that many E&P companies now produce attractive returns and have shares that are undeniably undervalued — not just compared to other energy companies, but when compared across all sectors. Management teams must do their part as well and maintain the capital discipline they purport to espouse.

We truly appreciate your support, and we look forward to helping you achieve your investment goals in the coming year.

Sincerely,

Jerry V. Swank

Chairman, Chief Executive Officer and President

The information provided herein represents the opinion of the Fund’s portfolio managers and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. The opinions expressed are as of the date of this report and are subject to change.

The information in this report is not a complete analysis of every aspect of any market, sector, industry, security or the Fund itself. Statements of fact are from sources considered reliable, but the Fund makes no representation or warranty as to their completeness or accuracy. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Past performance does not guarantee future results. Investment return, net asset value and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Since the Fund is a closed-end management investment company, shares of the Fund may trade at a discount or premium from net asset value. This characteristic is separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below net asset value. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

An investment in the Fund involves risks. Leverage creates risks which may adversely affect returns, including the likelihood of greater volatility of net asset value and market price of the Fund’s common shares. The Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a 3 diversified fund. The Fund will invest in energy companies, including Master Limited Partnerships (MLPs), which concentrate investments in the natural resources sector. Energy companies are subject to certain risks, including, but not limited to the following: fluctuations in the prices of commodities; the highly cyclical nature of the natural resources sector may adversely affect the earnings or operating cash flows of the companies in which the Fund will invest; a significant decrease in the production of energy commodities could reduce the revenue, operating income, operating cash flows of MLPs and other natural resources sector companies and, therefore, their ability to make distributions or pay dividends and a sustained decline in demand for energy commodities could adversely affect the revenues and cash flows of energy companies. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including tax risks; the limited ability to elect or remove management or the general partner or managing member; limited voting rights and conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand. Damage to facilities and infrastructure of MLPs may significantly affect the value of an investment and may incur environmental costs and liabilities due to the nature of their business. Investors in MLP funds incur management fees from underlying MLP investments. Small- and mid-cap stocks are often more volatile and less liquid than large-cap stocks. Smaller companies generally face higher risks due to their limited product lines, markets, and financial resources. Funds that invest in bonds are subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner. High yield securities have speculative characteristics and present a greater risk of loss than higher quality debt securities. These securities can also be subject to greater price volatility. An investment in the Fund will involve tax risks, including, but not limited to: The portion, if any, of a distribution received by the Fund as the holder of an MLP equity security that is offset by the MLP’s tax deductions or losses generally will be treated as a return of capital to the extent of the Fund’s tax basis in the MLP equity security, which will cause income or gain to be higher, or losses to be lower, upon the sale of the MLP security by the Fund. Changes in tax laws, regulations or interpretations of those laws or regulations in the future could adversely affect the Fund or the energy companies in which the Fund will invest.

The Fund incurs operating expenses, including advisory fees, as well as leverage costs. Investment returns for the Fund are shown net of fees and expenses.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The Energy Select Sector Index is a subindex of the S&P 500 Index which measures the performance of U.S. traded energy stocks. The S&P Oil & Gas Exploration & Production Select Industry Index is a sub-index of the S&P Total Market Index that measures the performance of oil & gas exploration & production stocks. None of these indices includes fees or expenses. It is not possible to invest directly in an index.

The Cushing® Energy Income Fund

Allocation of Portfolio Assets(1) (Unaudited)

May 31, 2019

(Expressed as a Percentage of Total Investments)

(1)	Fund holdings and sector allocations are subject to change and there is not assurance that the Fund will continue to hold any particular security.
(2)	Common Stock
(3)	Master Limited Partnerships and Related Companies
(4)	Preferred Stock
(5)	Senior Notes

The Cushing® Energy Income Fund

Key Financial Data (Supplemental Unaudited Information)

The Information presented below regarding Distributable Cash Flow is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. Supplemental non-GAAP measures should be read in conjunctions with our full financial statements.

	Period from December 1, 2018 through May 31, 2019	Fiscal Year Ended 11/30/18	Fiscal Year Ended 11/30/17	Fiscal Year Ended 11/30/16	Fiscal Year Ended 11/30/15	Fiscal Year Ended 11/30/14(a)
FINANCIAL DATA
Total income from investments
Distributions and dividends received, net of foreign taxes withheld	$530,563	$1,164,315	$1,238,373	$1,450,651	$6,668,128	$20,137,951
Interest income & other	$123,088	$169,826	$322,637	$198,693	$233,189	$248,155

Total income from investments	$653,651	$1,334,141	$1,561,010	$1,649,344	$6,901,317	$20,386,106
Adviser fee and operating expenses
Adviser fees, less expenses waived by Adviser	$133,698	$301,662	$306,395	$297,700	$1,167,043	$3,608,273
Operating expenses(b)	156,372	327,282	373,137	495,554	680,843	569,207
Interest and dividends	87,614	108,948	102,817	56,975	176,588	477,428

Total Adviser fees and operating expenses	$377,684	$737,892	$782,349	$850,229	$2,024,474	$4,654,908
Distributable Cash Flow (DCF)(c)	$275,967	$596,249	$778,661	$799,115	$4,876,843	$15,731,198
Distributions paid on common stock	$593,997	$1,187,995	$1,187,994	$2,322,530	$11,975,033	$20,646,253
Distributions paid on common stock per share	$0.24	$0.48	$0.48	$0.94	$4.67	$10.00
Distribution Coverage Ratio
Before Adviser fee and operating expenses	1.1x	1.1x	1.3x	0.7x	0.6x	1.0x
After Adviser fee and operating expenses	0.5x	0.5x	0.7x	0.3x	0.4x	0.8x
OTHER FUND DATA (end of period)
Total Assets, end of period	24,822,212	27,922,061	28,369,234	29,993,789	41,412,974	209,195,895
Unrealized depreciation	(1,685,112)	(630,638)	(393,721)	(62,316,995)	(101,802,130)	(47,092,530)
Short-term borrowings	4,465,000	5,165,000	2,915,000	1,970,250	9,184,883	51,090,203
Short-term borrowings as a percent of total assets	18%	18%	10%	7%	22%	24%
Net Assets, end of period	20,251,446	22,625,627	25,319,086	27,823,246	32,012,223	150,707,060
Net Asset Value per common share	$8.18	$9.14	$10.23	$11.24	$12.93	$61.05
Market Value per share	$6.82	$7.58	$8.68	$9.80	$11.75	$72.20
Market Capitalization	$16,879,425	$18,760,417	$21,482,905	$24,254,892	$29,081,121	$178,296,716
Shares Outstanding	2,474,989	2,474,989	2,474,989	2,474,989	2,474,989	2,469,484

(a)	Per share data adjusted for 1:5 reverse stock split completed as of September 14, 2015.

(b)	Excludes expenses related to capital raising

(c)	“Net Investment Loss” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow: increased by the return of capital on MLP and Energy Trusts distributions.

The Cushing® Energy Income Fund

Schedule of Investments (Unaudited)	May 31, 2019

Common Stock — 74.5%	Shares	Fair Value
Exploration & Production — 60.8%
Canada — 9.4%
Encana Corporation	96,649	$509,340
Suncor Energy, Inc.(1)	17,397	535,828
Vermilion Energy, Inc.(1)	41,000	859,360

France — 2.6%
Total S.A.(1)	10,300	530,450

United Kingdom — 6.1%
BP Plc(1)	30,307	1,234,101

United States — 42.7%
Brigham Minerals Inc.(1)(2)	40,000	821,200
Cabot Oil & Gas Corporation(1)	37,870	947,507
Chevron Corporation(1)	11,110	1,264,874
Cimarex Energy Company(1)	6,500	371,735
Concho Resources, Inc.(1)	4,500	441,045
Conoco Phillips(1)	6,900	406,824
Diamondback Energy Inc.(1)	5,403	529,818
EOG Resources Inc.	6,123	501,351
Equinor ASA	27,612	528,770
Occidental Petroleum Corporation(1)	14,901	741,623
Parsley Energy, Inc.(1)(2)	48,302	861,225
Pioneer Natural Resource Company(1)	3,900	553,644
Rosehill Resources, Inc.(1)(2)	96,749	298,954
WPX Energy Inc.(2)	36,000	387,360

		12,325,009

Large Cap Diversified C Corps — 6.4%
United States — 6.4%
ONEOK, Inc.(1)	20,400	1,297,848

Natural Gas Gatherers & Processors — 5.3%
United States — 5.3%
Targa Resources Corporation(1)	27,926	1,074,034

Refiners — 2.0%
United States — 2.0%
Marathon Petroleum Corporation	30,000	394,500

Total Common Stock (Cost $16,293,347)		$15,091,391

MLP Investments and Related Companies — 29.8%	Units
Exploration & Production — 7.7%
Canada — 3.7%
Canadian Natural Resources LTD(1)	27,937	$754,020

United States — 4.0%
Kimbell Partners L.P.(1)	47,238	798,795

		1,552,815

Large Cap MLP — 4.9%
United States — 4.9%
Energy Transfer, L.P.(1)	72,745	999,516

See Accompanying Notes to the Financial Statements.

The Cushing® Energy Income Fund

Schedule of Investments (Unaudited)	May 31, 2019 — (Continued)

MLP Investments and Related Companies — (Continued)	Units	Fair Value
Marine — 2.1%
Republic of the Marshall Islands — 2.1%
Golar LNG Partners, L.P.(1)	38,624	$433,747

Natural Gas Gatherers & Processors — 9.5%
United States — 9.5%
DCP Midstream Partners, L.P.(1)	27,821	846,315
EnLink Midstream Partners, L.P.	40,250	417,795
Noble Midstream Partners, L.P.	21,871	661,598

		1,925,708

Upstream MLPs — 5.6%
United States — 5.6%
Viper Energy Partners, L.P.(1)	39,685	1,111,180

Total MLP Investments and Related Companies (Cost $6,262,792)		$6,022,966

Preferred Stock — 0.3%
Upstream MLPs — 0.3%
United States — 0.3%
Mid-Con Energy Partners, L.P.	116,279	$59,186

Total Preferred Stock (Cost $250,000)		$59,186

Fixed Income — 16.5%	Principal Amount
Exploration & Production — 16.5%
United States — 16.5%
Continental Resources, Inc., 3.800%, due 06/01/2024(1)	500,000	$502,759
Highpoint Operation Corporation, 7.000%, due 10/15/2022	500,000	482,500
Murphy Oil Corporation, 5.875%, due 12/01/2042(1)	600,000	529,682
QEP Resources, Inc., 5.625%, due 03/01/2026(1)	1,500,000	1,361,250
Range Resources Corporation, 5.000%, due 03/15/2023(1)	500,000	468,750

Total Fixed Income (Cost $3,397,334)		$3,344,941

Short-Term Investments — Investment Companies — 0.0%	Shares
United States — 0.0%
First American Government Obligations Fund — Class X, 2.32%(1)(3)	2,288	$2,288
First American Treasury Obligations Fund — Class X, 2.31%(1)(3)	2,289	2,289

Total Short-Term Investments — Investment Companies (Cost $4,577)		$4,577

Total Investments — 121.1% (Cost $26,208,050)		$24,523,061
Liabilities in Excess of Other Assets — (21.1)%		(4,271,615)

Net Assets Applicable to Common Stockholders — 100.0%		$20,251,446

(1)	All or a portion of these securities are held as collateral pursuant to the loan agreements.

(2)	No distribution or dividend was made during the period ended May 31, 2019. As such, it is classified as a non-income producing security as of May 31, 2019.

(3)	Rate reported is the current yield as of May 31, 2019.

See Accompanying Notes to the Financial Statements.

The Cushing® Energy Income Fund

Statement of Assets & Liabilities (Unaudited)

May 31, 2019

Assets
Investments, at fair value (cost $26,208,050)	$24,523,061
Cash	9,577
Distributions and dividends receivable	42,272
Interest receivable	59,249
Prepaid expenses and other receivables	188,053

Total assets	24,822,212

Liabilities
Payable to Adviser, net of waiver	22,682
Distributions and dividends payable	832
Short-term borrowings	4,465,000
Accrued expenses and other liabilities	82,252

Total liabilities	4,570,766

Net assets applicable to common stockholders	$20,251,446

Components of Net Assets
Capital stock, $0.001 par value; 2,474,989 shares issued and outstanding (unlimited shares authorized)	$2,475
Additional paid-in capital	155,883,637
Accumulated losses	(135,634,666)

Net assets applicable to common stockholders	$20,251,446

Net asset value per common share outstanding (net assets applicable to common shares divided by common shares outstanding)	$8.18

See Accompanying Notes to the Financial Statements.

The Cushing® Energy Income Fund

Statement of Operations (Unaudited)

Period From December 1, 2018 through May 31, 2019

Investment Income
Distributions and dividends received, net of foreign taxes withheld of $14,914	$530,563
Less: return of capital on distributions	(337,847)

Distribution and dividend income	192,716
Interest income	123,088

Total Investment Income	315,804

Expenses
Adviser fees	200,547
Administrator fees	42,527
Professional fees	38,223
Trustees’ fees	20,450
Reports to stockholders	18,430
Registration fees	16,725
Transfer agent fees	9,200
Insurance expense	5,494
Custodian fees and expenses	3,458
Fund accounting fees	1,200
Other expense	665

Total Expenses before Interest Expense	356,919

Interest expense	87,614

Total Expenses	444,533
Less: expenses waived by Adviser	(66,849)

Net Expenses	377,684

Net Investment Loss	(61,880)

Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(746,691)
Net realized gain on options	82,861

Net realized loss on investments	(663,830)
Net change in unrealized depreciation of investments	(1,019,142)
Net change in unrealized depreciation of options	(35,332)

Net change in unrealized depreciation of investments	(1,054,474)

Net Realized and Unrealized Loss on Investments	(1,718,304)

Net Decrease in Net Assets Applicable to Common Stockholders Resulting from Operations	$(1,780,184)

See Accompanying Notes to the Financial Statements.

The Cushing® Energy Income Fund

Statements of Changes in Net Assets (Unaudited)

	Period From December 1, 2018 through May 31, 2019	Fiscal Year Ended November 30, 2018
	(Unaudited)
Operations
Net investment loss	$(61,880)	$(34,684)
Net realized loss on investments	(663,830)	(1,233,863)
Net change in unrealized depreciation of investments	(1,054,474)	(236,917)

Net decrease in net assets applicable to common stockholders resulting from operations	(1,780,184)	(1,505,464)

Distributions and Dividends to Common Stockholders
Return of capital	(593,997)	(1,187,995)

Total decrease in net assets applicable to common stockholders	(2,374,181)	(2,693,459)

Net Assets
Beginning of period	22,625,627	25,319,086

End of period	$20,251,446	$22,625,627

See Accompanying Notes to the Financial Statements.

The Cushing® Energy Income Fund

Statement of Cash Flows (Unaudited)

Period From December 1, 2018 through May 31, 2019

Operating Activities
Decrease in Net Assets Applicable to Common Stockholders Resulting from Operations	$(1,780,184)
Adjustments to reconcile decrease in net assets applicable to common stockholders to net cash provided by operating activities
Net change in unrealized depreciation of investments	1,054,432
Purchases of investments	(6,804,255)
Proceeds from sales of investments	7,807,030
Proceeds from option transactions, net	33,999
Return of capital on distributions	337,847
Net realized losses on sales of investments	663,569
Proceeds from sales of short-term investments, net	11,051
Net accretion/amortization of senior notes’ premiums/discounts	(15,978)
Changes in operating assets and liabilities
Interest receivable	(987)
Distributions and dividends receivable	17,431
Prepaid expenses and other receivables	(8,121)
Payable to Adviser, net of waiver	(495)
Distributions and dividends payable	8
Accrued interest expense	(479)
Accrued expenses and other liabilities	(11,294)

Cash provided by operating activities	1,303,574

Financing Activities
Proceeds from borrowing facility	3,400,000
Repayment of borrowing facility	(4,100,000)
Distributions and dividends paid to common stockholders	(593,997)

Net cash used in financing activities	(1,293,997)

Increase in Cash and Cash Equivalents	9,577

Cash and Cash Equivalents:
Beginning of period	—

End of period	$9,577

Supplemental Disclosure of Cash Flow and Non-Cash Information
Interest Paid	$88,103

See Accompanying Notes to the Financial Statements.

The Cushing® Energy Income Fund

Financial Highlights (Unaudited)

	Period From December 1, 2018 through May 31, 2019	Fiscal Year Ended November 30, 2018	Fiscal Year Ended November 30, 2017	Fiscal Year Ended November 30, 2016	Fiscal Year Ended November 30, 2015	Fiscal Year Ended November 30, 2014(1)
	(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$9.14	$10.23	$11.24	$12.93	$72.20	$92.15
Income from Investment Operations:
Net investment income (loss)	(0.03)	(0.02)	(0.49)	(0.13)	0.24	(0.25)
Net realized and unrealized loss on investments	(0.69)	(0.59)	(0.04)	(0.62)	(54.84)	(20.85)

Total decrease from investment operations	(0.72)	(0.61)	(0.53)	(0.75)	(54.60)	(21.10)

Less Distributions to Common Stockholders:
Net investment income	—	—	—	—	—	—
Return of capital	(0.24)	(0.48)	(0.48)	(0.94)	(4.67)	(10.00)

Total distributions to common stockholders	(0.24)	(0.48)	(0.48)	(0.94)	(4.67)	(10.00)

Net Asset Value, end of period	$8.18	$9.14	$10.23	$11.24	$12.93	$61.05

Per common share fair value, end of period	$6.82	$7.58	$8.68	$9.80	$11.75	$72.20

Total Investment Return Based on Fair Value(3)	(7.13)%	(8.12)%	(6.72)%	(6.71)%	(80.59)%	(6.32)%

See Accompanying Notes to the Financial Statements.

The Cushing® Energy Income Fund

Financial Highlights (Unaudited) — (Continued)

	Period From December 1, 2018 through May 31, 2019		Fiscal Year Ended November 30, 2018	Fiscal Year Ended November 30, 2017	Fiscal Year Ended November 30, 2016	Fiscal Year Ended November 30, 2015	Fiscal Year Ended November 30, 2014(1)
	(Unaudited)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$20,251		$22,626	$25,319	$27,823	$32,012	$150,707
Ratio of expenses (including current and deferred income tax (benefit) expense) to average net assets after waiver(4)(5)(6)	3.47%		2.78%	3.01%	3.48%	34.22%	(0.90)%
Ratio of net investment income (loss) to average net assets before waiver(4)(7)	(1.18)%		(0.70)%	0.04%	(1.81)%	(0.88)%	(1.74)%
Ratio of net investment income (loss) to average net assets after waiver(4)(7)	(0.57)%		(0.13)%	0.63%	(1.35)%	(0.88)%	(1.74)%
Ratio of net investment income (loss) to average net assets after current and deferred income tax benefit (expense), before waiver(4)	(1.18)%		(0.70)%	0.04%	(1.81)%	(32.00)%	1.55%
Ratio of net investment income (loss) to average net assets after current and deferred income tax benefit (expense), after waiver(4)	(0.57)%		(0.13)%	0.63%	(1.35)%	(32.00)%	1.55%
Portfolio turnover rate	27.79	%(8)	39.53%	55.91%	53.44%	68.52%	92.99%
Total borrowings outstanding (in thousands)	$4,465		$5,165	$2,915	$1,970	$9,185	$51,090
Asset coverage, per $1,000 of indebtedness(9)	$5,536		$5,381	$9,731	$15,122	$4,485	$3,950

(1)	Per share data adjusted for 1:5 reverse stock split completed as of September 14, 2015.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)	Not annualized. The calculation assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(4)	For the period ended May 31, 2019, the Fund accrued $0 in net current and deferred tax.

For the fiscal year ended November 30, 2018, the Fund accrued $0 in net current and deferred tax.

For the fiscal year ended November 30, 2017, the Fund accrued $0 in net current and deferred tax.

For the fiscal year ended November 30, 2016, the Fund accrued $0 in net current and deferred tax.

For the fiscal year ended November 30, 2015, the Fund accrued $20,361,865 in net current and deferred tax benefit.

For the fiscal year ended November 30, 2014, the Fund accrued $6,404,467 in net current and deferred tax benefit.

(5)

The ratio of expenses (including current and deferred income tax (benefit) expense) to average net assets before waiver was 4.08%, 3.35%, 3.60%, 3.94%, 34.22%, and (0.90)% for the period ended May 31, 2019 and fiscal years ended November 30, 2018, 2017, 2016, 2015, and 2014, respectively.

(6)

The ratio of expenses (excluding current and deferred income tax benefit (expense)) to average net assets before waiver was 4.08%, 3.35%, 3.60%, 3.94%, 3.10%, and 2.39% for the period ended May 31, 2019 and fiscal years ended November 30, 2018, 2017, 2016, 2015, and 2014, respectively. The ratio of expenses (excluding current and deferred income tax expense) to average net assets after waiver was 3.47%, 2.78%, 3.01%, 3.48%, 3.10%, and 2.39% for the period ended May 31, 2019 and fiscal years ended November 30, 2018, 2017, 2016, 2015, and 2014, respectively.

(7)	This ratio excludes current and deferred income tax benefit/expense on net investment income.

(8)	Not annualized.

(9)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total borrowings.

See Accompanying Notes to the Financial Statements.

The Cushing® Energy Income Fund

Notes to Financial Statements (Unaudited)

May 31, 2019

1.    Organization

The Cushing® Energy Income Fund was formed as a Delaware statutory trust on July 18, 2011, and is a non-diversified, closed-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is managed by Cushing® Asset Management, LP (the “Adviser”). The Fund’s investment objective is to seek a high total return with an emphasis on current income. The Fund commenced operations on February 28, 2012. The Fund’s shares are listed on the New York Stock Exchange under the symbol “SRF.”

2.    Significant Accounting Policies

A.  Use of Estimates

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services — Investment Companies, which is part of U.S. Generally Accepted Accounting Principles (“U.S. GAAP”).

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B.  Investment Valuation

The Fund uses the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Fund’s Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

(i)  The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”). Securities traded on NASDAQ will be valued at the NASDAQ official closing price. If no sale is reported on that date, the closing price from the prior day may be used.

(ii)  Listed options on debt securities are valued at the last sale price, or if there are no trades for the day, the mean of the bid price and the ask price. Unlisted options on debt or equity securities are valued based upon their composite bid prices if held long, or their composite ask prices if held short. Futures are valued at the settlement price. Premiums for the sale of options written by the Fund will be included in the assets of the Fund, and the market value of such options will be included as a liability.

(iii)  The Fund’s non-marketable investments will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

(iv)  An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s liquidity and fair value. If such a security is convertible into publicly traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy.

To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3.

The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount, if any, is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions. Subsequent fluctuations in market prices of securities sold short may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized under the termination of a short sale. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Fund is liable for any distributions and dividends (collectively referred to as “Distributions”) paid on securities sold short and such amounts, if any, would be reflected as a Distribution expense in the Statement of Operations. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer. The Fund also will be required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the fair value of the securities sold short. The Fund did not hold any securities sold short as of May 31, 2019.

C.  Security Transactions, Investment Income and Expenses

Security transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLPs. The Fund records investment income on the ex-date of the Distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the Distribution income received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these Distributions is not known until after the fiscal year end of the Fund.

The Fund estimates the allocation of investment income and return of capital for the Distributions received from its portfolio investments within the Statement of Operations. For the period ended May 31, 2019, the Fund has estimated approximately 64% of the Distributions received from its portfolio investments to be return of capital.

Expenses are recorded on an accrual basis.

D.  Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The character of Distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the period ended May 31, 2019, the Fund’s Distributions were expected to be 100% return of capital. For Federal income tax purposes, Distributions of short-term capital gains are treated as ordinary income distributions. In addition, on an annual basis, the Fund may distribute additional capital gains in the last calendar quarter, if necessary, to meet minimum distribution requirements and thus avoid being subject to excise taxes. The final tax character of Distributions paid for the period ended May 31, 2018 will be determined in early 2020.

E.  Federal Income Taxation

The Fund intends to qualify each year for special tax treatment afforded to a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (“IRC”). In order to qualify as a RIC, the Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income (which includes ordinary income and the excess of net short-term capital gain over net long-term capital loss) and its “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss). The Fund intends to distribute at least annually substantially all of such income and gain. If the Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

The Fund recognizes in the financial statements the impact of a tax position, if that position is more-likely-than-not to be sustained on examination by the taxing authorities, based on the technical merits of the position. Tax benefits resulting from such a position are measured as the amount that has a greater than fifty percent likelihood on a cumulative basis to be sustained on examination.

F.  Cash and Cash Equivalents

The Fund considers all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

G.  Cash Flow Information

The Fund makes Distributions from investments, which include the amount received as cash distributions from MLPs, common stock dividends and interest payments. These activities are reported in the Statement of Changes in Net Assets, and additional information on cash receipts and payments is presented in the Statement of Cash Flows.

H.  Indemnification

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under such indemnification arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I.  Derivative Financial Instruments

The Fund provides disclosure regarding derivatives and hedging activity to allow investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position.

The Fund occasionally purchases and sells (“writes”) put and call equity options as a source of potential protection against a broad market decline. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Options are settled for cash.

Purchased Options — Premiums paid by the Fund for purchased options are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the fair value of the option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. If the option is allowed to expire, the Fund will lose the entire premium paid and record a realized loss for the premium amount. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain/loss or cost basis of the security.

Written Options — Premiums received by the Fund for written options are included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the fair value of the written option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. Premiums received from written options that expire are treated as realized gains. The Fund records a realized gain or loss on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

There were no transactions in purchased options during the period ended May 31, 2019.

The average monthly fair value of written options during the period ended May 31, 2019 was $733.

The effect of derivative instruments on the Statement of Operations for the period ended May 31, 2019:

Amount of Realized Gain on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under ASC 815	Purchased Options	Written Options	Total

Equity Contracts	$—	$82,861	$82,861

Amount of Unrealized Appreciation on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under ASC 815	Purchased Options	Written Options	Total

Equity Contracts	$—	$(35,332)	$(35,332)

Liability derivatives
Risk Exposure Category	Statement of Assets & Liabilities Location	Fair Value

Equity Contracts	Written options, at fair value	$—

J. Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security’s contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. The Adviser continues to evaluate the impact this ASU will have on the financial statements and other disclosures.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission (SEC) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Fund adopted the Final Rule with the impacts being that the Fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders except return of capital and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

3.    Concentrations of Risk

The Fund, under normal market conditions, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of energy companies involved in exploring, developing, producing, transporting, gathering and processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined products or coal. Therefore, the Fund may be subject to more risks than if they were more broadly diversified over numerous industries and sectors of the economy. General changes in market sentiment towards companies in the sectors in which they invest may adversely affect the Fund, and the performance of such sectors may lag behind the broader market as a whole.

The Fund is also subject to MLP structure risk. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

4.    Agreements and Related Party Transactions

The Fund has entered into an Investment Management Agreement with the Adviser (the “Agreement”). Under the terms of the Agreement, the Fund will pay the Advisor a fee, payable at the end of each calendar month, at an annual rate equal to 1.50% of the average weekly value of the Fund’s Managed Assets during such month for the services and facilities provided by the Adviser to the Fund. The Fund’s Board of Trustees approved a waiver of the advisory fees to the Adviser in the amount of 0.50% of the Fund’s Managed Assets through February 1, 2020. The Adviser earned $200,547 and waived $66,849 in advisory fees for the period ended May 31, 2019. The Adviser will not recoup any of the waived expenses from the Fund.

The Fund has engaged U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bancorp Global Fund Services (“Fund Services”) to serve as the Fund’s administrator. The Fund pays the administrator a monthly fee computed at an annual rate of 0.09% of the first $100,000,000 of the Fund’s average daily net assets, 0.07% on the next $200,000,000 of average daily net assets and 0.04% on the balance of the Fund’s average daily net assets, with a minimum annual fee of $70,000.

Fund Services serves as the Fund’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund’s custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s average daily market value, with a minimum annual fee of $4,800.

Fees paid to trustees for their services to the Fund are reflected as Trustees’ fees on the Statement of Operations.

5.    Income Taxes

It is the Fund’s intention to continue to qualify as a RIC under Subchapter M of the IRC and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in its financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences resulted in the reclassifications of $19,181,968 to accumulated losses and $(19,181,968) from additional paid-in capital.

The following information is provided on a tax basis as of November 30, 2018:

Cost of investments	$27,740,761

Gross unrealized appreciation	3,023,718

Gross unrealized depreciation	(3,724,950)

Net unrealized depreciation	(701,232)

Undistributed ordinary income	—

Undistributed long-term gains	—

Other accumulated losses	(133,153,250)

Total accumulated losses	$(133,854,482)

As of November 30, 2018, for federal income tax purposes, capital loss carryforwards of $133,043,228 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains through the years indicated. $19,448,025 of capital loss carryforward expired as of November 30, 2018.

Fiscal year Ended Capital Losses	Amount	Expiration

November 30, 2014	$2,443,001	November 30, 2019

November 30, 2015	89,036,198	November 30, 2020

November 30, 2016	39,588,381	November 30, 2021

November 30, 2018	1,975,648	Unlimited

Total	$133,043,228

Current year capital loss carryforward is comprised of short-term capital loss of $25,155 and long-term capital loss of $1,950,493.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. All tax years beginning with November 30, 2015 remain subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In order to meet certain excise tax distributions requirements, the Fund is required to measure and distribute annually net capital gains realized during a twelve month period ending November 30 and net investment income earned during a twelve month period ending December 31. In connection with this, the Fund is permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year ordinary losses are any net ordinary capital losses incurred between January 1 and the end of their fiscal year, November 30, 2018. For the taxable year ended November 30, 2018, the Fund plans to defer, on a tax basis, late year ordinary losses of $110,022.

6.    Fair Value Measurements

Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels listed below.

		Fair Value Measurements at Reporting Date Using
Description	Fair Value as of May 31, 2019	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Equity Securities
Common Stock(a)	$15,091,391	$15,091,391	$—	$—
Master Limited Partnerships and Related Companies(a)	$6,022,966	$6,022,966	$—	—
Preferred Stock(a)	$59,186	$—	$59,186	$—

Total Equity Securities	$21,173,543	$21,114,357	$59,186	—

		Fair Value Measurements at Reporting Date Using
Description	Fair Value as of May 31, 2019	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Notes
Senior Notes(a)	$3,344,941	$—	$3,344,941	$—

Total Notes	$3,344,941	—	$3,344,941	—

Other
Short-Term Investments	$4,577	$4,577	$—	$—

Total Other	$4,577	$4,577	$—	$—

Total	$24,523,061	$21,118,934	$3,404,127	$—

(a)	All other industry classifications are identified in the Schedule of Investments. The Fund did not hold Level 3 investments at any time during the period ended May 31, 2019.

7.    Investment Transactions

For the period ended May 31, 2019, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $6,804,255 and $7,807,030 (excluding short-term securities), respectively. The Fund sold written options (proceeds) in the amount of $33,999.

8.    Common Stock

The Fund had unlimited shares of capital stock authorized and 2,474,989 shares outstanding as of May 31, 2019. Transactions in common stock for the fiscal year ended November 30, 2018 and period ended May 31, 2019 were as follows:

Shares at November 30, 2017	2,474,989

Shares at November 30, 2018	2,474,989

Shares at May 31, 2019	2,474,989

9.    Borrowing Facilities

The Fund maintained a margin account arrangement with ScotiabankTM during the period. The interest rate charged on margin borrowing is tied to the cost of funds for ScotiabankTM (which approximates LIBOR plus 1.00%). Proceeds from the margin account arrangement are used to execute the Fund’s investment objective.

The average principal balance and interest rate for the period during which the credit facilities were utilized during the period ended May 31, 2019 was approximately $4,979,000 and 3.48%, respectively. At May 31, 2019, the principal balance outstanding was $4,465,000.

10.    Subsequent Events

Subsequent to May 31, 2019, the Fund declared monthly distributions to common stockholders in the amount of $0.040 per share per month, payable on June 28, 2019 and July 31, 2019, to stockholders of record on June 14, 2019 and July 17, 2019, respectively.

The Cushing® Energy Income Fund

Additional Information (Unaudited)

May 31, 2019

Investment Policies and Parameters

The Fund is a non-diversified, closed-end management investment company under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund’s shares.

The Board of Trustees approved certain changes in the Fund’s non-fundamental investment policies, which became effective as of October 1, 2016.

Prior to October 1, 2016, the Fund pursued its investment objective by investing in companies engaged in the upstream energy markets. Under the modified investment policies, the Fund will focus on a wider array of exploration and production (“E&P”) companies, including large cap E&P companies and integrated energy companies with significant E&P activities.

Effective as of October 1, 2016:

•

Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in public and private securities of energy companies involved in exploring, developing, producing, transporting, gathering and processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined products or coal.

•	The Fund will invest no more than 25% of its total assets in securities of energy master limited partnerships (“MLPs”) that qualify as publicly traded partnerships under the Internal Revenue Code.

No other changes to the Trust’s investment policies were made in connection with these changes, nor are any such further changes currently anticipated. No action was required by shareholders of the Trust in connection with these investment policy changes.

The Commodity Futures Trading Commission (“CFTC”) amended Rule 4.5, which permits investment advisers to registered investment companies to claim an exclusion from the definition of commodity pool operator with respect to a fund provided certain requirements are met. In order to permit the Adviser to continue to claim this exclusion with respect to the Fund under the amended rule, the Fund limits its transactions in futures, options of futures and swaps (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions. The Fund and the Adviser do not believe that complying with the amended rule will limit the Fund’s ability to use futures, options and swaps to the extent that it has used them in the past.

Trustee and Executive Officer Compensation

The Fund does not currently compensate any of its trustees who are interested persons or any of its officers. For the period ended May 31, 2019, the aggregate compensation paid by the Fund to the independent trustees was $20,450. The Fund did not pay any special compensation to any of its trustees or officers. The Fund continuously monitors standard industry practices and this policy is subject to change.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objective will be attained.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 are available to shareholders without charge, upon request by calling the Fund toll-free at (800) 236-4424 and on the Fund’s website at www.cushingcef.com. Information regarding how the Fund voted proxies are also available to stockholders without charge on the SEC’s website at www.sec.gov.

Form N-Q

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q and statement of additional information are available without charge by visiting the SEC’s website at www.sec.gov. In addition, you may review and copy the Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Portfolio Turnover

The portfolio turnover rate for the period ended May 31, 2019 was 27.79%. Portfolio turnover may vary greatly from period to period. The Fund does not consider portfolio turnover rate a limiting factor in the Adviser’s execution of investment decisions, and the Fund may utilize investment and trading strategies that may involve high portfolio turnover. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Certifications

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution and Dividend Reinvestment Plan

How the Plan Works

Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent, all dividends and distributions (collectively referred to in this section as “dividends”) declared for your common shares of the Fund will be automatically reinvested by U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bancorp Global Fund Services (the “Plan Agent”), agent for stockholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. The Plan Agent will open an account for each common stockholder under the Plan in the same name in which such common stockholder’s common shares are registered. Whenever the Fund declares a dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly-issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

If, on the payment date for any dividend, the market price per common share plus per share fees (which include any brokerage commissions the Plan Agent is required to pay) is greater than the net asset value per common share, the Plan Agent will invest the dividend amount in newly-issued common shares, including fractions, on behalf of the participants. The number of newly-issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date. If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus per share fees, the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

Participation in the Plan

If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written or telephonic instructions to the Plan Agent, as dividend paying agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may reinvest that cash in additional common shares of the Fund for you.

Plan Fees

There will be no per share fees with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

Tax Implications

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional common shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes.

Contact Information

For more information about the plan you may contact the Plan Agent in writing at P.O. Box 708, Milwaukee, WI 53201-0701, or by calling the Plan Agent at 1-800-662-7232.

Privacy Policy

In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Fund’s other stockholders or the Fund’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Fund’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Other Information For Stockholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase its common shares of beneficial interest in the open market.

This report is sent to stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered, which means that the Statement of Additional Information has not been updated after completion of the Fund’s initial public offering and the information contained in such Statement of Additional Information may have become outdated.

The Fund makes available performance and certain other on its website at www.cushingcef.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Fund. This reference to the Fund’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate the Fund’s website in this report.

Stockholder Proxy Voting Rights

The annual meeting of stockholders for the Fund was held on May 30, 2019. The matters considered at the meeting by the fund with the actual vote tabulations relating to such matters are as follows:

To elect Messrs. Brian R. Bruce and Ronald P. Trout as Class I Trustees to hold office for a two-year term expiring the 2021 annual meeting, or until their successors are elected and duly qualified.

	Affirmative	Withheld
Brian R. Bruce	2,187,434	64,930
Ronald P. Trout	2,187,277	65,087

The Cushing® Energy Income Fund

Board Approval of Investment Management Agreement (Unaudited)

May 31, 2019

On May 30, 2019, the Board of Trustees of the Fund (members of which are referred to collectively as the “Trustees”) met in person to discuss, among other things, the approval of the Investment Management Agreement (the “Advisory Agreement”) between the Fund and Cushing Asset Management, LP (the “Adviser”).

Activities and Composition of the Board

The Board of Trustees is comprised of four Trustees, three of whom are not “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (the “Independent Trustees”). The Trustees are responsible for oversight of the operations of the Fund and performs the various duties imposed by the 1940 Act on the trustees of investment companies. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. Prior to its consideration of the Advisory Agreement, the Trustees received and reviewed information provided by the Adviser. The Trustees also received and reviewed information responsive to requests from independent counsel to assist it in its consideration of the Advisory Agreement. Before the Trustees voted on the approval of the Advisory Agreement, the Independent Trustees met with independent legal counsel during executive session and discussed the Advisory Agreement and related information.

Consideration of Nature, Extent and Quality of the Services

The Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the Advisory Agreement, including the Adviser’s Form ADV and other background materials supplied by the Adviser.

The Trustees reviewed and considered the Adviser’s investment advisory personnel, its history, and the amount of assets currently under management by the Adviser. The Trustees also reviewed the research and decision-making processes used by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, strategies, policies, and restrictions of the Fund.

The Trustees considered the background and experience of the Adviser’s management in connection with the Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team members primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of the Fund’s actual and potential investments.

The Trustees also reviewed the Adviser’s conflict of interest policies, insider trading policy and procedures, and the Adviser’s Code of Ethics.

The Trustees determined that the nature, extent and quality of services rendered by the Adviser under the Advisory Agreement were adequate.

Consideration of Advisory Fees and the Cost of the Services

The Trustees reviewed and considered the contractual annual advisory fee paid by the Fund to the Adviser in light of the extent, nature and quality of the advisory services provided by the Adviser to the Fund.

The Trustees considered the information they received comparing the Fund’s contractual annual advisory fee and overall expenses, to the extent available, with a peer group and universe of competitor closed-end funds determined by FUSE Research Network LLC (“FUSE”). The Trustees discussed the limited number of funds contained in the Fund’s peer group and universe and the general methodology used by FUSE in preparing its report.

The Trustees determined that the Fund’s peer group and the universe were each very small, each consisting of only three funds (including the Fund), and that the Fund’s total net expense ratio of 2.37% (after giving effect to the waiver by the Adviser) was the highest with respect to both its peer group and universe, and the Fund’s contractual advisory fee of 1.50% was the highest with respect to both its peer group and universe, but noted that the Adviser has agreed to voluntarily waive 0.50% of its contractual advisory fee such that the net advisory fee is equal to 1.00%, which would place the Fund’s advisory fee in the first quartile with respect to both of its peer group and universe.

Consideration of Investment Performance

The Trustees noted that they regularly review the performance of the Fund throughout the year. The Trustees reviewed performance information provided by FUSE comparing the performance of the Fund against its universe over several time horizons, and using different performance metrics, including but not limited to the comparative performance of the Fund in terms of net asset value (“NAV”) and market price.

The Trustees determined that, among the three funds in the universe, the Fund’s performance based on NAV and based on market price was the highest for the three-month and three-year periods, in the middle for the one-year period, and the lowest for the longer periods.

Consideration of Comparable Accounts

The Trustees reviewed the other accounts and investment vehicles managed by the Adviser and discussed the similarities and differences between these accounts and the Fund.

The Trustees determined that, bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to the Adviser’s other clients employing a comparable strategy to the Fund was not indicative of any unreasonableness with respect to the advisory fees payable by the Fund.

Consideration of Profitability

The Trustees received and considered a profitability analysis prepared by the Adviser, using a template developed in consultation with counsel to the Independent Trustees, that set forth the fees payable by the Fund under the Advisory Agreement and the expenses incurred by the Adviser in connection with the operation of the Fund. The Trustees used this analysis to evaluate the fairness of the profits realized and anticipated to be realized by the Adviser with respect to the Fund.

The Trustees noted that the Fund was unprofitable for the Adviser, both before and after distribution expenses, largely because of its relatively small size.

Consideration of Economies of Scale

The Trustees considered whether economies of scale in the provision of services to the Fund had been or would be passed along to the shareholders under the Advisory Agreement. The Trustees determined there were no material economies of scale accruing to the Adviser in connection with its relationship with the Fund.

Consideration of Other Benefits

The Trustees reviewed and considered any other incidental benefits derived or to be derived by the Adviser from its relationship with the Fund, including but not limited to soft dollar arrangements. The Trustees determined there were no material incidental benefits accruing to the Adviser in connection with its relationship with the Fund.

Conclusion

The Trustees and, voting separately, the Independent Trustees, approved the Advisory Agreement. In approving the Advisory Agreement and the fees charged under the Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the Advisory Agreement. The summary set out above describes the most important factors, but not all matters, considered by the Trustees in coming to its decision regarding the Advisory Agreement. On the basis of such information as the Trustees considered necessary to the exercise of its reasonable business judgment and its evaluation of all of the factors described above, and after much discussion, the Trustees concluded that each factor they considered, in the context of all of the other factors they considered, favored approval of the Advisory Agreement. It was noted that it was the judgment of the Trustees that approval of the Advisory Agreement was consistent with the best interests of the Fund and its shareholders.

The Cushing® Energy Income Fund

TRUSTEES

Brian R. Bruce

Brenda A. Cline

Ronald P. Trout

Jerry V. Swank

EXECUTIVE OFFICERS

Jerry V. Swank

Chief Executive Officer and President

John H. Alban

Chief Financial Officer and Treasurer

Barry Y. Greenberg

Chief Compliance Officer and Secretary

INVESTMENT ADVISER

Cushing® Asset Management, LP

300 Crescent Court, Suite 1700

Dallas, TX 75201

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC,

d/b/a U.S. Bancorp Global Fund Services

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

CUSTODIAN

U.S. Bank, N.A.

1555 N. River Center Drive, Suite 302

Milwaukee, WI 53212

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC,

d/b/a U.S. Bancorp Global Fund Services

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, NY 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

2323 Victory Avenue, Suite 2000

Dallas, TX 75219

NOT FDIC INSURED   |   NOT BANK GUARANTEED   |   MAY LOSE VALUE

THE CUSHING® ENERGY INCOME FUND

Investment Adviser Cushing® Asset Management, LP 300 Crescent Court Suite 1700 Dallas, TX 75201 (214) 692-6334 (888) 777-2346 www.cushingcef.com www.cushingasset.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 12/01/2018-12/31/2018	0	0	0	0
Month #2 01/01/2019-01/31/2019	0	0	0	0
Month #3 02/01/2019-02/28/2019	0	0	0	0
Month #4 03/01/2019-03/31/2019	0	0	0	0
Month #5 04/01/2019-04/30/2019	0	0	0	0
Month #6 05/01/2019-05/31/2019	0	0	0	0
Total	0	0	0	0

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Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not Applicable.

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(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Cushing Energy Income Fund

By (Signature and Title) /s/ Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date 08/08/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date 08/08/2019

By (Signature and Title) /s/ John H. Alban
John H. Alban, Treasurer & Chief Financial Officer

Date 08/08/2019

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